Vanguard International Value Fund

Summary Prospectus

October 12, 2012

Investor Shares for Participants

Vanguard International Value Fund Investor Shares (VTRIX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
October 12, 2012, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.36%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses[1]	0.41%

1 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39%.

Primary Investment Strategies

The Fund invests mainly in common stocks of companies located outside the United States that are considered by an advisor to be undervalued. Such stocks, called “value” stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in relation to such measures as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. As a group, non-U.S. value stocks tend to go through cycles of doing better—or worse—than the global market in general. These periods have, in the past, lasted for as long as several years. The Fund also may invest in small- and mid-capitalization stocks. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s benchmark index and other comparative indexes, which have investment characteristics similar to those of the Fund. Returns for the MSCI indexes shown are adjusted for withholding taxes. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard International Value Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2012, was 10.97%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.94% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.75% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Vanguard International Value Fund Investor Shares	–14.58%	–4.25%	5.94%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI ACWI ex USA Index	–13.33%	–2.48%	6.76%
MSCI EAFE Index	–12.14	–4.72	4.67
Spliced International Index	–13.71	–5.00	4.51

Investment Advisors
ARGA Investment Management, LP
Edinburgh Partners Limited
Hansberger Global Investors, Inc.
Lazard Asset Management LLC

Portfolio Managers

A. Rama Krishna, Founder and Chief Investment Officer of ARGA. He has co-managed a portion of the Fund since 2012.

Steven Morrow, CFA, Director of Research at ARGA. He has co-managed a portion of the Fund since 2012.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has managed a portion of the Fund since 2008.

Aureole L. W. Foong, Managing Director of Emerging Markets at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Ronald Holt, CFA, CEO and co-Chief Investment Officer of the Value Team at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Michael A. Bennett, CPA, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Michael G. Fry, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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Vanguard International Value Fund Investor Shares—Fund Number 46

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© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 046 102012